SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

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                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2008

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



  FLORIDA               33-26115                    59-2924957
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(State or other       (Commission              (I.R.S. Employer
jurisdiction           File Number)            Identification No.)
of incorporation)

1801 Art Museum Drive
Jacksonville, Florida                                32207
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(Address of principal                             (Zip Code)
executive offices)

Registrant's telephone number, including area code: (904) 396-5733

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 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                  CURRENT REPORT ON FORM 8-K

             PATRIOT TRANSPORTATION HOLDING, INC.

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

	A subsidiary of the Company, FRP Bird River, LLC, has entered into an agreement to sell approximately 121 acres of land in Baltimore County, Maryland to Mackenzie Investment Group, LLC. The purchase price for the property is $25,265,000, subject to certain potential purchase price adjustments. The agreement of sale is subject to certain contingencies, including the satisfactory completion of the buyer's inspection period. The closing is not expected to occur in fiscal 2008.


                         SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

			        PATRIOT TRANSPORTATION HOLDING, INC.


Date: July 22, 2008		By:  /s/ John D. Milton, Jr.
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				John D. Milton, Jr.
				Vice President and Chief Financial
                                Officer

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